UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Forest Oil Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Forest Oil Corporation 707 Seventeenth St., Suite 3600 Denver, Colorado 80202

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Shareholders to Be Held on Thursday, May 8, 2008

NAME/ADDRESS IMPRINT AREA

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Dear Shareholder:

        The 2008 Annual Meeting of Shareholders of Forest Oil Corporation (the "Company") will be held at the Marriott Hotel, 1701 California St., Denver, CO 80202, on Thursday, May 8, 2008 at 9:00 a.m. (MDT).

Proposals to be considered at the Annual Meeting:

  1.
  to elect two Class II directors to serve until the 2011 annual meeting of shareholders of the Company;

  2.
  to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accountants for the year ending December 31, 2008; and

  3.
  consideration of such other business as may be properly brought before the meeting.

The Board of Directors recommends that you vote "FOR" each of the proposals referred to above.

        The Board of Directors has fixed the close of business on March 10, 2008 as the record date (the "Record Date") for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

You may vote your proxy
when you view the materials on the Internet.
You will be asked to enter this 11-digit control number

Shareholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting.

        If you would like to receive a paper or e-mail copy of the Proxy Materials, you must request them. The Proxy Materials will be mailed to you at no charge. Please make sure you request a copy as instructed below on or before April 25, 2008 to facilitate a timely delivery.

        The following Proxy Materials are available for you to review online at: http://bnymellon.mobular.net/bnymellon/fst

  •
  the Company's Notice of Annual Meeting and 2008 Proxy Statement (including all attachments thereto);

  •
  the Proxy Card;

  •
  the Company's Annual Report for the year ended December 31, 2007 (which is not deemed to be part of the official proxy soliciting materials); and

  •
  any amendments to the foregoing materials that are required to be furnished to shareholders.

To request a paper copy of the Proxy Materials, please call 1-888-313-0164, or you may request a paper copy by email at shrrelations@bnymellon.com, or by logging onto http://bnymellon.mobular.net/bnymellon/fst.

ACCESSING YOUR PROXY MATERIALS ONLINE
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST
A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

The Proxy Materials for Forest Oil Corporation are available to review at:
 http://bnymellon.mobular.net/bnymellon/fst

Have this notice available when you
request a PAPER copy of the Proxy Materials,
when you want to view your proxy materials online
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

VOTE BY INTERNET

Use the Internet to vote your shares. Have this card in hand when you access the above web site.
On the top right hand side of the website click on "Vote Now" to access the electronic proxy card and vote your shares

FOREST OIL CORPORATION
** IMPORTANT NOTICE **
Regarding the Availability of Proxy Material
For the Annual Shareholder Meeting to be held on May 08, 2008

You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.

This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting.

BROKER LOGO HERE

Return Address Line 1
Return Address Line 2
Return Address Line 3
51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON    A1A 1A1

Proxy Material Available

1	Annual Report
2	Notice & Proxy Statement

PROXY MATERIAL—VIEW OR RECEIVE

You can choose to view the material online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before April 25, 2008

HOW TO VIEW MATERIAL VIA THE INTERNET

Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIAL

1)	BY INTERNET	—	www.proxyvote.com
2)	BY TELEPHONE	—	1-800-579-1639
3)	BY E-MAIL*	—	sendmaterial@proxyvote.com
*
If requesting material by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

B A R C O D E
See the Reverse Side for Meeting Information and Instructions on How to Vote	Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence #

Meeting Information

Meeting Type:	Annual Meeting
Meeting Date:	May 08, 2008
Meeting Time:	9:00 AM MDT
For holders as of:	March 10, 2008
Meeting Location:
Marriott Hotel 1701 California Street, Denver, Colorado, 80202
How To Vote
[ICON]	Vote In Person

Should you choose to vote these shares in person at the meeting you must request a "legal proxy". To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the material. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements for meeting attendance.
[ICON]	Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM. Please refer to the proposals and follow the instructions.

See the Reverse Side for Meeting Information and Instructions on How to Vote	Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence #

          Voting items

The Board of Directors recommends you vote FOR
the following proposal(s).

1.
Election of Directors

Nominees
01 H. Craig Clark
02 James H. Lee

The Board of Directors recommends you vote FOR
the following proposal(s).

2.
Ratification of the appointment of Ernst & Young LLP as Forest's independent registered public accountants for the year ending December 31, 2008.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof

B A R C O D E
CONTROL # --> 0000 0000 0000
Broadridge Internal Use Only Acct # Shares Cusip Job # Envelope # Sequence # # of # Sequence #

Reserved for Broadridge Internal Control Information

          Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO
BANKS AND BROKERS
AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE	Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence #